Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Transition Report on Form 10-K/A of Retrophin, Inc. (f/k/a Desert Gateway, Inc.) (the “Company”), for the period ended December 31, 2012 (the “Report”), the undersigned officer of the Company hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 13, 2013	/s/ Martin Shkreli
Martin Shkreli Chief Executive Officer (Principal Executive Officer